UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K

                            CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     February 15, 2010

METRO ONE DEVELOPMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware                333-61538               98-0231687
(State or other jurisdiction            (Commission             (IRS Employer
of incorporation)               File Number)            Identification No.)


      125 Avenida Mesita, San Clemente, California        92673
  (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code       (949) 682-7891

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

* Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

* Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On February 15, 2010 Metro One Development, Inc.'s Board of Directors concluded that certain of our previously issued financial statements should be restated. As a result of the restatement, the financial statements and independent auditor's report included in our Quarterly Reports on Form 10-Q for the quarters ended April 30, 2009, January 31, 2009, and October 31, 2008 should no longer be relied upon. On March 15, 2010, we filed restated quarterly financial statements on Form 10-Q/A for the quarters ended April 30, 2009, January 31, 2009, and October 31, 2008. Our Board of Directors discussed the restatements noted above with our independent auditors.

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This report may contain forward-looking statements that involve risks and uncertainties. We generally use words such as "believe," "may," "could," "will," "intend," "expect," "anticipate," "plan," and similar expressions to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons, including the risks described in our Form 10-K and other reports filed with the Securities and Exchange Commission. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Metro One Development, Inc.
                                        (Registrant)

Date    March 30, 2010


                                        /s/ Stuart Turk
                                        -----------------------------------
                                        (Signature)

                                        Name: Stuart Turk
                                        Title: President, CEO, Chairman and
                                               Director

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